UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 14, 2016

WESTROCK COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001−37484	47-3335141
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation or
organization)

501 South 5th Street,
Richmond. VA		23219
(Address of Principal		(Zip Code)
Executive Office)

N/A

(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code: (804) 444-1000

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01          Entry into a Material Definitive Agreement

On May 14, 2016, in connection with the separation of WestRock Company’s (“WestRock”) specialty chemicals business through the distribution of 100% of the outstanding common stock, par value $0.01 per share, of Ingevity Corporation (“Ingevity”), a wholly owned subsidiary of WestRock, to WestRock’s stockholders (the “Distribution”), WestRock and affiliates of WestRock entered into several agreements with Ingevity and affiliates of Ingevity that govern the relationship of the parties following the Distribution, including the following:

•	Separation and Distribution Agreement

•	Tax Matters Agreement

•	Transition Services Agreement

•	Employee Matters Agreement

•	Crude Tall Oil and Black Liquor Soap Skimmings Agreement

•	Intellectual Property Agreement

A summary of certain material features of these agreements can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with WestRock” in Ingevity’s Information Statement dated May 3, 2016 (the “Information Statement”), which is included as Exhibit 99.1 to WestRock’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 3, 2016. This summary is incorporated by reference into this Item 1.01 as if restated in full. This summary is qualified in its entirety by reference to the Separation and Distribution Agreement, Tax Matters Agreement, Transition Services Agreement, Employee Matters Agreement, Crude Tall Oil and Black Liquor Soap Skimmings Agreement and Intellectual Property Agreement, which are included with this report as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5 respectively, each of which is incorporated herein by reference.

Item 2.01          Completion of Acquisition or Disposition of Assets

At 11:59 p.m., Eastern time, on May 15, 2016, WestRock effected the Distribution and completed the separation of Ingevity from WestRock. Ingevity is now an independent public company trading under the symbol “NGVT” on the New York Stock Exchange. The Distribution was made to WestRock stockholders of record as of the close of business on May 4, 2016 (the “Record Date”), who received one share of Ingevity common stock for every six shares of WestRock common stock held as of the Record Date.

Item 8.01          Other Events

On May 16, 2016, WestRock issued a press release announcing the completion of the separation of Ingevity from WestRock, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01          Financial Statements and Exhibits

(b)

The unaudited pro forma condensed consolidated financial statements of WestRock giving effect to the Distribution, and the related notes thereto, have been derived from its historical consolidated financial statements and are attached hereto as Exhibit 99.1.

Exhibit No.	Description

2.1	Separation and Distribution Agreement between Ingevity Corporation and WestRock Company, dated as of May 14, 2016.

10.1	Tax Matters Agreement between Ingevity Corporation and WestRock Company, dated as of May 14, 2016.

10.2	Transition Services Agreement between Ingevity Corporation and WestRock Company, dated as of May 14, 2016.

10.3	Employee Matters Agreement between Ingevity Corporation and WestRock Company, dated as of May 14, 2016.

10.4	Crude Tall Oil and Black Liquor Soap Skimmings Agreement by and between Ingevity Corporation, WestRock Shared Services, LLC and WestRock MWV, LLC, dated as of May 14, 2016.

10.5	Intellectual Property Agreement by and between WestRock Company and Ingevity Corporation, dated as of May 14, 2016.

99.1	Unaudited pro forma condensed consolidated financial statements.

99.2	Press Release, dated May 16, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2016

WESTROCK COMPANY

/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBIT

Exhibit No.	Description

2.1	Separation and Distribution Agreement between Ingevity Corporation and WestRock Company, dated as of May 14, 2016.

10.1	Tax Matters Agreement between Ingevity Corporation and WestRock Company, dated as of May 14, 2016.

10.2	Transition Services Agreement between Ingevity Corporation and WestRock Company, dated as of May 14, 2016.

10.3	Employee Matters Agreement between Ingevity Corporation and WestRock Company, dated as of May 14, 2016.

10.4	Crude Tall Oil and Black Liquor Soap Skimmings Agreement by and between Ingevity Corporation, WestRock Shared Services, LLC and WestRock MWV, LLC, dated as of May 14, 2016.

10.5	Intellectual Property Agreement by and between WestRock Company and Ingevity Corporation, dated as of May 14, 2016.

99.1	Unaudited pro forma condensed consolidated financial statements.

99.2	Press Release, dated May 16, 2016.

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